UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2005.

XINHUA CHINA LTD. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-33195 (Commission File Number)	88-0437644 (IRS Employer Identification No.)

B 26F Oriental Kenzo, No. 48, Dongzhimenwai, Dongcheng District, Beijing, P.R. China (Address of principal executive offices)	100027 (Zip Code)

Registrant's telephone number, including area code 86-10-84477275

NA (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 3.02 below.

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

Secured Convertible Debenture Financing

On December 13, 2005, Xinhua China Ltd. (the “Company”) closed an initial $1,250,000 portion of a $4,000,000 financing pursuant to a securities purchase agreement (the “Securities Purchase Agreement”), dated November 23, 2005, entered into between the Company and Highgate House Funds, Ltd., an accredited institutional investor.  The Company has now issued a $1,250,000 principal amount secured convertible debenture, convertible into shares of common stock of the Company, par value $0.00001, and a warrant to purchase 1,035,000 additional shares of common stock at an exercise price of $0.00001 per share, exercisable until November 22, 2010.  The warrants also have a cashless warrant exchange provision where the holder, at its option, may elect a warrant exchange whereby the holder shall be deemed to have paid for the warrant shares an amount equal to the fair market value of each warrant delivered, and the warrants shall be deemed exercised for the amount so paid.

An additional $2,000,000 principal amount secured convertible debenture will be issued when the Company files a registration statement with the United States Securities and Exchange Commission (the “SEC”).  Pursuant to the Investor Registration Rights Agreement entered into between the Company and the investor, the Company agreed to file a registration statement registering the shares of common stock of the Company issuable upon conversion of the convertible debentures, accrued interest, the shares of common stock issuable upon the exercise of the warrants and the “security stock” issued in the name of the investor and held in escrow by an escrow agent pursuant to an escrow shares and escrow agreement entered into between the Company, the investor and the escrow agent.

A final $750,000 principal amount secured convertible debenture will be issued upon the SEC declaring the registration statement effective.

The proceeds from the transaction will be used for general corporate purposes.

The holder of the secured convertible debenture is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of the secured convertible debenture, all or any part of the principal amount of the secured convertible debenture, plus accrued interest, into shares of the Company’s common stock, at the lesser of (i) $3.50 or (ii) 100% of the average of the three lowest closing bid prices per share of the common stock during the forty trading days immediately preceding the date of conversion.  The aggregate maximum number of shares of common stock that this convertible debenture may be converted into shall be 10,000,000 shares of common stock. Upon the maximum conversion, the Company shall, at its option, (a) increase the maximum conversion or (b) redeem the unconverted amount of all of the convertible debentures in whole at 135% of the unconverted amount of such convertible debentures being redeemed, plus accrued interest thereon. In the event of default, the holder is entitled, at its option, to convert, and sell on the same day, at any time from time to time, until payment in full of the debenture, all or any part of the principal amount of the debenture, plus accrued interest, into common shares at a price per share equal to 20% of the fixed price of $3.50.

Interest is payable on the principal amount outstanding at 2% per annum, compounded monthly.  The entire principal amount and all accrued interest shall be either (a) paid to the investor on the maturity date or (b) converted in accordance with the terms of the secured convertible debenture.

The Company at its option shall have the right to redeem, with three business days advance written notice, a portion or all outstanding secured convertible debentures at a price of 135% of the face amount redeemed, plus accrued interest.

Contemporaneously with the execution and delivery of the Securities Purchase Agreement, the Company, the investor and the escrow agent executed and delivered an Escrow Shares Escrow Agreement pursuant to which the Company shall issue and deliver to the escrow agent 20,000,000 shares of the Company’s common stock as “security stock” (the “Escrow Shares”) and if there is an event of default under the secured convertible debenture(s), the escrow agent shall distribute the Escrow Shares to the investor upon receipt of a conversion notice from the investor and in accordance with the terms of the secured convertible debenture(s) and the Securities Purchase Agreement.

The secured convertible debenture(s) is secured by all of the assets and property of the Company.

The investor will receive a fee of $240,000, which is equal to 6% of the aggregate purchase price, of which $216,000 has been paid on the first closing and $24,000 will be paid on the second closing.  Yorkville Advisors Management LLC also received a structuring fee of $5,000 and a due diligence fee of $5,000.

The Company issued the securities to an accredited institutional investor pursuant to that exemption from registration as set out in Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended (the “Act”).  No advertising or general solicitation was employed in offering the securities.

The securities issued to the investor were not registered under the Act, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration, under the Act.

ITEM 8.01.  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Securities Purchase Agreement, dated November 23, 2005, between the Company and Highgate House Funds, Ltd.
Exhibit 10.2	Investor Registration Rights Agreement, dated November 23, 2005, between the Company and Highgate House Funds, Ltd.
Exhibit 10.3	Escrow Agreement, dated November 23, 2005, between the Company, Highgate House Funds, Ltd. and Gottbetter & Partners, LLP.
Exhibit 10.4	Security Agreement, dated November 23, 2005, between the Company and Highgate House Funds, Ltd.
Exhibit 10.5	Escrow Shares Escrow Agreement, dated November 23, 2005, between the Company, Highgate House Funds, Ltd. and Gottbetter & Partners, LLP.
Exhibit 10.6	Irrevocable Transfer Agent Instructions, dated November 23, 2005, between the Company, Gottbetter & Partners, LLP, Highgate House Funds, Ltd. and Pacific Stock Transfer Company.
Exhibit 10.7	Warrant Certificate, dated November 23, 2005
Exhibit 10.8	Secured Convertible Debenture, dated November 23, 2005
Exhibit 99.1	Press Release dated December 14, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 15, 2005

                                                                                                       XINHUA CHINA LTD.

                                                                                                       By:    /s/ Henry Jung
                                                                                                       Name:  Henry Jung
                                                                                                       Title:     CFO and a Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
10.1	Securities Purchase Agreement, dated November 23, 2005, between the Company and Highgate House Funds, Ltd.
10.2	Investor Registration Rights Agreement, dated November 23, 2005, between the Company and Highgate House Funds, Ltd.
10.3	Escrow Agreement, dated November 23, 2005, between the Company, Highgate House Funds, Ltd. and Gottbetter & Partners, LLP.
10.4	Security Agreement, dated November 23, 2005, between the Company and Highgate House Funds, Ltd.
10.5	Escrow Shares Escrow Agreement, dated November 23, 2005, between the Company, Highgate House Funds, Ltd. and Gottbetter & Partners, LLP.
10.6	Irrevocable Transfer Agent Instructions, dated November 23, 2005, between the Company, Gottbetter & Partners, LLP, Highgate House Funds, Ltd. and Pacific Stock Transfer Company.
10.7	Warrant Certificate, dated November 23, 2005
10.8	Secured Convertible Debenture, dated November 23, 2005
99.1	Press Release dated July 27, 2005.